Exhibit 10.5

FIRST AMENDMENT TO REGISTRATION RIGHTS AGREEMENT

THIS FIRST AMENDMENT TO REGISTRATION RIGHTS AGREEMENT (this “Amendment”) is made and entered into as of March 8, 2021, and shall be effective as of the Closing (defined below), by and among (i) CF Finance Acquisition Corp. II, a Delaware corporation (the “Company”), (ii) CF Finance Holdings II, LLC, a Delaware limited liability company (the “Sponsor”) and (iii) each of the other undersigned individuals (together with the Sponsor and any person or entity who hereafter becomes a party to the Registration Rights Agreement (as defined below) pursuant to Section 5.2 of the Registration Rights Agreement, a “Holder” and collectively the “Holders”). Capitalized terms used but not otherwise defined herein shall have the respective meanings assigned to such terms in the Registration Rights Agreement.

RECITALS

WHEREAS, the Company, Sponsor and the other undersigned Holders are parties to that certain Registration Rights Agreement, dated as of August 26, 2020 (the “Original Agreement” and, as amended by this Amendment, the “Registration Rights Agreement”), pursuant to which the Company granted certain registration rights to the Holders with respect to the Company’s securities;

WHEREAS, on November 30, 2020, the Company, PVMS Merger Sub, Inc., a Delaware corporation and a direct wholly-owned subsidiary of the Company (“Merger Sub”), and View, Inc., a Delaware corporation (together with its successors, the “Target”), entered into that certain Agreement and Plan of Merger (as amended from time to time in accordance with the terms thereof, the “Merger Agreement”), pursuant to which, among other matters, upon the consummation of the transactions contemplated thereby (the “Closing”), Merger Sub will merge with and into the Target, with the Target continuing as the surviving entity and a wholly-owned subsidiary of the Company (the “Merger”), and as a result of which all of the issued and outstanding capital stock of the Target immediately prior to the Closing shall no longer be outstanding and shall automatically be cancelled and shall cease to exist, in exchange for the right to receive newly issued shares of Class A common stock, par value $0.0001 per share, of the Company (“Class A Common Stock”), all upon the terms and subject to the conditions set forth in the Merger Agreement and in accordance with the applicable provisions of the Delaware General Corporation Law;

WHEREAS, in connection with the execution of the Merger Agreement, the Company and certain equity holders of the Target named therein (together with their successors and permitted assigns, the “Sellers”) entered into a Registration Rights Agreement, dated as of November 30, 2020 (as amended from time to time in accordance with the terms thereof, the “Seller Registration Rights Agreement”) for the Company to grant to the Sellers certain registration rights with respect to the shares of Class A Common Stock received by the Sellers in the Merger and any other shares of Class A Common Stock held by the Sellers or other “Registrable Securities” of the Sellers as defined therein (collectively, the “Seller Securities”);

WHEREAS, the parties hereto desire to amend the Original Agreement to revise the terms thereof in order to reflect the transactions contemplated by the Merger Agreement, including the Company’s entrance into the Seller Registration Rights Agreement; and

WHEREAS, pursuant to Section 5.5 of the Original Agreement, the Original Agreement can be amended with the written consent of the Company and the holders of a majority of the Registrable Securities at the time in question.

NOW, THEREFORE, in consideration of the premises and the mutual promises herein made, and in consideration of the representations, warranties and covenants herein contained, and intending to be legally bound hereby, the parties hereto agree as follows:

1. Amendments to Registration Rights Agreement. The Parties hereby agree to the following amendments to the Registration Rights Agreement:

a. The defined terms in this Amendment, including in the preamble and recitals hereto, and the definitions incorporated by reference from the Merger Agreement, are hereby added to the Registration Rights Agreement, to the extent that they are not already included therein, as if they were set forth therein.

b. The following defined term is hereby added to Section 1.1 of the Registration Rights Agreement:

““Person” means any individual, firm, corporation, partnership, limited liability company, incorporated or unincorporated association, trust, estate, joint venture, joint stock company, governmental authority or instrumentality or other entity of any kind.”

c. Section 2.1.4 of the Original Agreement is hereby deleted in its entirety and replaced with the following:

“2.1.4 Reduction of Offering. If the managing Underwriter or Underwriters for a Demand Registration that is to be an underwritten offering, in good faith, advises the Company, the Demanding Holders and the Requesting Holders (if any) in writing that the dollar amount or number of Registrable Securities which the Demanding Holders and the Requesting Holders (if any) desire to sell, taken together with all other shares of Common Stock or other securities which the Company desires to sell and the shares of Common Stock or other securities, if any, as to which Registration by the Company has been requested pursuant to written contractual piggy-back registration rights held by other security holders of the Company who desire to sell, exceeds the maximum dollar amount or maximum number of shares that can be sold in such offering without adversely affecting the proposed offering price, the timing, the distribution method, or the probability of success of such offering (such maximum dollar amount or maximum number of securities, as applicable, the “Maximum Number of Securities”), then the Company shall include in such Registration: (i) first, (A) the Registrable Securities as to which Demand Registration has been requested by the Demanding Holders and the Requesting Holders (if any) and (B) the Seller Securities for the account of any Persons who have exercised demand registration rights pursuant to the Seller Registration Rights Agreement during the period under which the Demand Registration hereunder is ongoing (all pro rata in accordance with the number of securities that each applicable Person has requested be included in such registration, regardless of the number of securities held by each such Person, as long as they do not request to include more securities than they own (such proportion is referred to herein as “Pro Rata”)), that can be sold without exceeding the Maximum Number of Securities; (ii) second, to the extent that the Maximum Number of Securities has not been reached under the foregoing clause (i), Registrable Securities of Holders as to which registration has been requested pursuant to Section 2.2 and Seller Securities as to which registration has been requested pursuant to the written contractual piggy-back registration rights under the Seller Registration Rights Agreement, Pro Rata among the holders thereof based on the number of securities requested by such holders to be included in such registration, that can be sold without exceeding the Maximum Number of Securities; (iii) third, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (i) and (ii), the shares of Common Stock or other securities that the Company desires to sell that can be sold without exceeding the Maximum Number of Securities; and (iv) fourth, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (i),

(ii) and (iii), the shares of Common Stock or other Company securities for the account of other Persons that the Company is obligated to register pursuant to written contractual arrangements with such Persons (other than this Agreement or the Seller Registration Rights Agreement) that can be sold without exceeding the Maximum Number of Securities. In the event that Company securities that are convertible into shares of Common Stock are included in the offering, the calculations under this Section 2.1.4 shall include such Company securities on an as-converted to Common Stock basis.”

d. Section 2.2.2 of the Original Agreement is hereby deleted in its entirety and replaced with the following:

“2.2.2 Reduction of Offering. If the managing Underwriter or Underwriters for a Piggyback Registration that is to be an underwritten offering, in good faith, advises the Company and Holders holding Registrable Securities proposing to distribute their Registrable Securities through such Piggyback Registration in writing that the dollar amount or number of shares of Common Stock or other Company securities which the Company desires to sell, taken together with the shares of Common Stock or other Company securities, if any, as to which registration has been demanded pursuant to written contractual arrangements with Persons other than the Holders holding Registrable Securities hereunder, the Registrable Securities as to which registration has been requested under this Section 2.2, and the shares of Common Stock or other Company securities, if any, as to which registration has been requested pursuant to the written contractual piggy-back registration rights of other security holders of the Company, exceeds the Maximum Number of Securities, then the Company shall include in any such registration:

(a) If the registration is undertaken for the Company’s account: (i) first, the shares of Common Stock or other securities that the Company desires to sell that can be sold without exceeding the Maximum Number of Securities; (ii) second, to the extent that the Maximum Number of Securities has not been reached under the foregoing clause (i), Registrable Securities of Holders as to which registration has been requested pursuant to this Section 2.2 and Seller Securities as to which registration has been requested pursuant to the written contractual piggy-back registration rights under the Seller Registration Rights Agreement, Pro Rata among the holders thereof based on the number of securities requested by such holders to be included in such registration, that can be sold without exceeding the Maximum Number of Securities; (iii) third, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (i) and (ii), the shares of Common Stock or other equity securities for the account of other Persons that the Company is obligated to register pursuant to separate written contractual arrangements with such Persons (other than this Agreement or the Seller Registration Rights Agreement) that can be sold without exceeding the Maximum Number of Securities;

(b) If the registration is a “demand” registration undertaken at the demand of Demanding Holders pursuant to Section 2.1: (i) first, the shares of Common Stock or other securities for the account of the Demanding Holders and the Requesting Holders (if any) and the Seller Securities for the account of any Persons who have exercised demand registration rights pursuant to the Seller Registration Rights Agreement during the period under which the Demand Registration hereunder is ongoing, Pro Rata among the holders thereof based on the number of securities requested by such holders to be included in such registration, that can be sold without exceeding the Maximum Number of Securities; (ii) second, to the extent that the Maximum Number of Securities has not been reached under the foregoing clause (i), Registrable Securities of Holders as to which registration has been requested pursuant to Section 2.2 and the Seller Securities as to which registration has been requested pursuant to the written contractual piggy-back registration rights under the Seller Registration Rights Agreement, Pro Rata among the holders thereof based on the number of securities requested by such holders to be included in such registration, that can be sold without exceeding the Maximum Number of Securities; (iii) third, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (i) and (ii), the shares of Common Stock or other securities that the Company desires to sell that can be sold without exceeding the Maximum Number of Securities; and (iv) fourth, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (i), (ii), and (iii), the shares of Common Stock or other equity securities for the account of other Persons that the Company is obligated to register pursuant to separate written contractual arrangements with such Persons (other than this Agreement or the Seller Registration Rights Agreement) that can be sold without exceeding the Maximum Number of Securities;

(c) If the registration is a “demand” registration undertaken at the demand of holders of Seller Securities under the Seller Registration Rights Agreement: (i) first, the Seller Securities for the account of the demanding holders under the Seller Registration Rights Agreement and the Registrable Securities for the account of Demanding Holders and the Requesting Holders (if any) who have exercised demand registration rights pursuant to Section 2.1 during the period under which the demand registration under the Sellers Registration Rights Agreement is ongoing, Pro Rata among the holders thereof based on the number of securities requested by such holders to be included in such registration, that can be sold without exceeding the Maximum Number of Securities; (ii) second, to the extent that the Maximum Number of Securities has not been reached under the foregoing clause (i), Registrable Securities of Holders as to which registration has been requested pursuant to this Section 2.2 and the Seller Securities as to which registration has been requested pursuant to the written contractual piggy-back registration rights under the Seller Registration Rights Agreement, Pro Rata among the holders thereof based on the number of securities requested by such holders to be included in such registration, that can be sold without exceeding the Maximum Number of Securities; (iii) third, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (i) and (ii), the shares of Common Stock or other securities that the Company desires to sell that can be sold without exceeding the Maximum Number of Securities; and (iv) fourth, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (i), (ii) and (iii), the shares of Common Stock or other equity securities for the account of other Persons that the Company is obligated to register pursuant to separate written contractual arrangements with such Persons (other than this Agreement or the Seller Registration Rights Agreement) that can be sold without exceeding the Maximum Number of Securities; and

(d) If the registration is a “demand” registration undertaken at the demand of Persons other than either Demanding Holders under Section 2.1 or the holders of Seller Securities exercising demand registration rights under the Seller Registration Rights Agreement: (i) first, the shares of Common Stock or other securities for the account of the demanding Persons that can be sold without exceeding the Maximum Number of Securities; (ii) second, to the extent that the Maximum Number of Securities has not been reached under the foregoing clause (i), Registrable Securities of Holders as to which registration has been requested pursuant to this Section 2.2 and Seller Securities as to which registration has been requested pursuant to the written contractual piggy-back registration rights under the Seller Registration Rights Agreement, Pro Rata among the holders thereof based on the number of securities requested by such holders to be included in such registration, that can be sold without exceeding the Maximum Number of Securities; (iii) third, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (i) and (ii), the shares of Common Stock or other securities that the Company desires to sell that can be sold without exceeding the Maximum Number of Securities; and (iv) fourth, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (i), (ii) and (iii), the shares of Common Stock or other equity securities for the account of other Persons that the Company is obligated to register pursuant to separate written contractual arrangements with such Persons (other than this Agreement or the Seller Registration Rights Agreement) that can be sold without exceeding the Maximum Number of Securities.

In the event that Company securities that are convertible into shares of Common Stock are included in the offering, the calculations under this Section 2.2.2 shall include such Company securities on an as-converted to Common Stock basis.”

e. Section 5.1 of the Registration Rights Agreement is hereby amended to delete the address of the Company for notices thereunder and provide that the following address shall be used for notices to the Company under the Registration Rights Agreement after the Closing:

If to the Company, to: View, Inc. 195 S. Milpitas Blvd Milpitas, CA 95035 Attn: Bill Krause, Senior Vice President, General Counsel and Secretary Email: bill.krause@view.com

With copies to (which shall not constitute notice):

Skadden Arps, Slate, Meagher & Flom LLP

525 University Avenue, Suite 1400

Palo Alto, CA 94301

Attn: Michael J. Mies, Esq.

Email: Michael.mies@skadden.com

f. Section 5.3 of the Registration Rights Agreement is hereby amended by adding the following sentence at the end of Section 5.3: “The use of the word “including”, “include” or “includes” in this Agreement shall be by way of example rather than by limitation, and shall be deemed in each case to be followed by the words “without limitation”.”

2. Acknowledgement of Other Registration Rights. The Holders hereby acknowledge and agree that, notwithstanding Section 5.6 of the Registration Rights Agreement, in connection with the Merger Agreement, the Company is entering into the Seller Registration Rights Agreement with respect to the Seller Securities, and consent to the foregoing. The Holders hereby further acknowledge that, notwithstanding Section 5.6 of the Registration Rights Agreement, the Company has granted resale registration rights to PIPE Investors (as defined in the Merger Agreement) in the PIPE Subscription Agreements (as defined in the Merger Agreement) with respect to the shares of Class A Common Stock to be purchased thereunder, and that nothing in the Registration Rights Agreement shall restrict the ability of the Company to fulfill its resale registration obligations under the PIPE Subscription Agreements.

3. Effectiveness. This Amendment shall only become effective upon the Closing. In the event that the Merger Agreement is terminated in accordance with its terms prior to the Closing, this Amendment and all rights and obligations of the parties hereunder shall automatically terminate and be of no further force or effect.

4. Miscellaneous. Except as expressly provided in this Amendment, all of the terms and provisions in the Original Agreement are and shall remain in full force and effect, on the terms and subject to the conditions set forth therein. This Amendment does not constitute, directly or by implication, an amendment or waiver of any provision of the Original Agreement, or any other right, remedy, power or privilege of any party thereto, except as expressly set forth herein. Any reference to the Registration Rights Agreement in the Original Agreement or any other agreement, document, instrument or certificate entered into or issued in connection therewith shall hereinafter mean the Registration Rights Agreement, as amended by this Amendment (or as the Registration Rights Agreement may be further amended or modified in accordance with the terms thereof). The terms of this Amendment shall be governed by, enforced and construed and interpreted in a manner consistent with the provisions of the Original Agreement, including Section 5.4 thereof.

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IN WITNESS WHEREOF, each party hereto has signed or has caused to be signed by its officer thereunto duly authorized this First Amendment to Registration Rights Agreement as of the date first above written.

The Company:

CF FINANCE ACQUISITION CORP. II

By:	/s/ Howard W. Lutnick
Name: Howard W. Lutnick
Title: Chief Executive Officer

Holders:

CF FINANCE HOLDINGS II, LLC

By:	/s/ Howard W. Lutnick
Name: Howard W. Lutnick
Title: Chief Executive Officer

/s/ Robert J. Hochberg
ROBERT J. HOCHBERG

/s/ Charlotte Blechman
CHARLOTTE BLECHMAN

{Signature Page to First Amendment to IPO Registration Rights Agreement}